Chase Vista Select Funds

                        Supplement Dated August 7, 2000
          Prospectus Dated February 28, 2000 (revised August 1, 2000)

The following paragraph replaces the existing paragraph on page 69 in the Fund's Investment Adviser section:

INTERNATIONAL EQUITY FUND

James Fisher and Chee Chow are both Vice Presidents at Chase. Mr. Fisher is the Director in-charge of EAFE funds. He has worked at Chase since 1991 in numerous investment roles. Prior to joining Chase, he worked at Save & Prosper as a fund manager and manager trainee. Mr. Chow has worked at Chase since September of 1992 and over this period had roles in global asset allocation, quantitative modeling and performance analytics. Mr. Fisher has managed the fund since August 2000. Mr. Chow has managed the Fund since May 2000.